COMMERCIAL PAPER
                         PRIVATE PLACEMENT AGREEMENT,
                                 4(2) Program,


                                    among


                     ARROW ELECTRONICS, INC., as Issuer,



                                     and,

                             as Placement Agents,

                           CHASE SECURITIES INC.,
                       BANK OF AMERICA SECURITIES LLC,
                         GOLDMAN, SACHS & CO., and
                     MORGAN STANLEY & CO. INCORPORATED,




          Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of November 9,
          1999, between the Issuer and The Chase Manhattan
          Bank, as Issuing and Paying Agent.



                                 Dated as of

                              November 9, 1999



                               COMMERCIAL PAPER
                          PRIVATE PLACEMENT AGREEMENT


     This agreement ("Agreement") sets forth the understandings among the Issuer and the Placement Agents (each an "Agent" and collectively the "Agents") in connection with the issuance and sale by the Issuer of its short-term promissory notes through the Agents (the "Notes").

     Certain terms used in this Agreement are defined in Section 6 hereof.

     The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.  Offers, Sales and Resales of Notes.

     1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Agents or to permit the Agents to arrange any sale of the Notes for the account of the Issuer, and (ii) the Agents have and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where any Agent purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by such Agent in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

     1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of each Agent, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more agents which may from time to time after the date hereof become agents with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide each Agent prompt notice or (b) in transactions with one of the Agents. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than agents as specifically permitted in this
Section 1.2.

     1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the relevant Agent and the Issuer, shall have (a) maturities not exceeding 180 days from the date of issuance (exclusive of days of grace) for Notes sold from the date of this Agreement to May 31, 2000, and, thereafter, (b) maturities not exceeding 270 days from date of issuance (exclusive of days of grace), and shall not contain any provision for extension, renewal or automatic "rollover."

     1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement

     1.5 If the Issuer and any Agent shall agree on the terms of the purchase of any Note by such Agent or the sale of any Note arranged by such Agent (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Agent's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Agent, to the Issuer. Except as otherwise agreed, in the event that any Agent is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Issuer, and if the Agent has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Agent against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note. If such failure occurred for any reason other than default or negligence by the Agent, the Issuer shall reimburse the Agent on an equitable basis for the Agent's loss of the use of such funds for the period such funds were credited to the Issuer's account.

     1.6 The Agents and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

     (a) Offers and sales of the Notes by or through the Agents shall be made only to: (i) investors reasonably believed by the relevant Agent to be Qualified Institutional Buyers, Institutional Accredited Investors or Sophisticated Individual Accredited Investors, and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which the relevant Agent reasonably believes to be an Institutional Accredited Investor.

     (b) Resales and other transfers of the Notes by the holders thereof by or through any Agent or the Issuer shall, in either case, be made only in accordance with the restrictions in the legends described in clause (e) below.

     (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of each Agent, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

     (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

     (e) Offers and sales of the Notes by the Issuer through any Agent shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.

     (f) Each Agent shall furnish or shall have furnished to each purchaser of Notes being sold through such Agent to such ultimate purchaser for the first time a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the relevant Agent and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

     (g) The Issuer agrees, for the benefit of each Agent and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to each Agent and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

     (h) In the event that any Note offered or to be offered by the Agents would be ineligible for resale under Rule 144A, the Issuer shall immediately notify each Agent (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to each Agent an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

     (i) The Issuer represents that it is not currently issuing commercial paper in the United States market in reliance upon the exemption provided by
Section 3(a)(3) of the Securities Act. The Issuer agrees that, should it at any time while any Notes are outstanding issue any commercial paper in reliance on such exemption, (a) the proceeds from the sale of the Notes will be segregated from the proceeds of the sale of such commercial paper by being placed in a separate account, (b) the Issuer will institute appropriate corporate procedures to ensure that the offers and sales of such commercial paper are not integrated with the offering and sale of Notes hereunder, and (c) the Issuer will comply with each of the requirements of the Securities Act in selling commercial paper or other short-term debt securities other than the Notes in the United States.

     1.7 The Issuer hereby represents and warrants to each Agent, in connection with offers, sales and resales of Notes, as follows:

     (a) The Issuer hereby confirms to the Agents that within the preceding six months neither the Issuer nor any person other than the Agents or the other agents referred to in Section 1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Agents or the other agents referred to in Section 1.2 hereof. The Issuer also agrees that, as long as the Notes are being offered for sale by the Agents and the other agents referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Agents or the other agents referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof) will offer the Notes or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer) for sale to, or solicit offers to buy any such security from, any person other than the Agents and the other agents referred to in Section 1.2 hereof, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties.

     (b) The Issuer represents and agrees that the proceeds of the sale of the Notes will not be currently used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System, but it is contemplated that the proceeds may be used for such purposes in the future. In the event that the Issuer determines in the future to use the proceeds of the sale of the Notes for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give each Agent at least three business days' prior written notice to that effect. The Issuer shall also give each Agent prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, and until the time that the Issuer informs the Agents that it is no longer using the proceeds from the sale of the Notes for such purposes, and, further, until such time that the amount outstanding from the date of the notice is reduced to zero, in the event that any Agent purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, such Agent will sell such Notes either (i) only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A or (ii) in a manner which would not cause a violation of Regulation T and the interpretations thereunder.

Section 2.  Representations and Warranties of Issuer.

The Issuer represents and warrants that:

     2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of New York and has all the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, this Agreement, and the Issuing and Paying Agency Agreement.

     2.2 Each of this Agreement and the Issuing and Paying Agency Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance reorganization and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     2.3 The Notes have been duly authorized, and when issued, delivered and paid for as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency fraudulent conveyance reorganization and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

     2.5 The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.

     2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance by the Issuer of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

     2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or an event of default under any of (a) the terms of the Issuer's charter documents or by-laws, (b) any contract or instrument to which the Issuer is a party or by which it or its property is bound, or (c) any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which, in the case of (i) and (ii)(b) and
(c), would have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Issuer, the validity of the Notes, or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.9 The Issuer is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.10 Neither the Private Placement Memorandum nor the Company Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representation shall not apply to Agent Information.

     2.11 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer to the Agents, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (iii) the Issuer is not in default of any of its obligations hereunder, under the Notes, or under the Issuing and Paying Agency Agreement,
(iv) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change and no development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Issuer whether or not arising in the ordinary course of business which has not been disclosed to each Agent in writing.

Section 3.  Covenants and Agreements of Issuer

The Issuer covenants and agrees that:

     3.1 The Issuer will give each Agent prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes, or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

     3.2 The Issuer shall, whenever there shall occur any material adverse change and or any development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Issuer or any development or occurrence in relation to the Issuer that would be material to holders of the Notes or potential holders of the Notes (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any nationally recognized statistical rating organization which has published a rating of the Notes), promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify each Agent (by telephone, confirmed in writing) of such change, development, or occurrence.

     3.3 The Issuer shall from time to time furnish to each Agent such information as the Agent may reasonably request, including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the Issuer's operations and financial condition, (ii) the due authorization and execution of the Notes, and (iii) the Issuer's ability to pay the Notes as they mature.

     3.4 The Issuer will take all such action as any Agent may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     3.5 The Issuer will not be in default of any of its obligations hereunder, under the Notes, or under the Issuing and Paying Agency Agreement, at any time that any of the Notes are outstanding.

     3.6 The Issuer shall not issue Notes hereunder until each Agent shall have received (a) an opinion of counsel to the Issuer, addressed to the Agents, satisfactory in form and substance to each Agent, (b) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (c) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to each Agent and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (d) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC, and (e) such other certificates, opinions, letters and documents as any Agent shall have reasonably requested.

     3.7 The Issuer shall reimburse each Agent for such Agent's reasonable out-of-pocket expenses related to the transactions contemplated hereby , and, if applicable, for the reasonable fees and out-of-pocket expenses of such Agent's counsel. Notwithstanding the foregoing, the Agent shall not incur any expense to be covered under this section 3.7 without the prior written consent of the Issuer.

Section 4.  Disclosure

     4.1 The Private Placement Memorandum and its contents (other than the Agent Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense.

     4.2 The Issuer agrees promptly to furnish to each Agent the Company Information as it becomes available.

     4.3 (a) The Issuer further agrees to notify each Agent promptly upon the occurrence of any event relating to or affecting the Issuer that would cause the Company Information then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

          (b) In the event that the Issuer gives the Agents notice pursuant to
Section 4.3(a) and any Agent notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to each Agent.

          (c) In the event that (i) the Issuer gives the Agents notice pursuant to Section 4.3(a) and (ii) no Agent notifies the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause
(b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to each Agent.

Section 5.  Indemnification and Contribution

     5.1 The Issuer will indemnify and hold harmless each Agent, each individual, corporation, partnership, trust, association or other entity controlling any Agent, any affiliate of any Agent or any such controlling entity and their respective directors, officers or employees (hereinafter the "Indemnitees") against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation reasonable fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information or any information provided by the Issuer to the Agents included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) arising out of or based upon the breach by the Issuer of any agreement, covenant or representation made in or pursuant to this Agreement. This indemnification shall not apply to the extent that the Claim arises out of or is based upon the Agent Information of the relevant Agent.

     5.2  Provisions relating to claims made for indemnification under this
Section 5 are set forth on Exhibit B to this Agreement.

     5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this Section 5, the Issuer shall contribute to the aggregate costs incurred by any Indemnitee in connection with any Claim in the proportion of the respective economic interests of the Issuer and such Indemnitee; provided, however, that such contribution by the Issuer shall be in an amount such that the aggregate costs incurred by such Indemnitee do not exceed the aggregate of the commissions and fees earned by the relevant Agent hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the relevant Agent hereunder.


Section 6.  Definitions.

     6.1  "Claim" shall have the meaning set forth in Section 5.1.

     6.2 "Company Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iv) any other information or disclosure prepared pursuant to Section 4.3 hereof, and (v) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

     6.3 "Agent Information" shall mean, with respect to each Agent, information concerning such Agent and its affiliates and provided by such Agent in writing expressly for inclusion in the Private Placement Memorandum.

     6.4  "DTC" shall mean The Depository Trust Company.

     6.5 "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     6.6  "Indemnitee" shall have the meaning set forth in Section 5.1.

     6.7 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

     6.8 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

     6.9 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto in accordance with the Issuing and Paying Agency Agreement.

     6.10 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.

     6.11 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

     6.12 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

     6.13  "Rule 144A" shall mean Rule 144A under the Securities Act.

     6.14  "SEC" shall mean the U.S. Securities and Exchange Commission.

     6.15 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

Section 7.  General

     7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

     7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

     7.3 The Issuer agrees that any suit, action or proceeding brought by the Issuer against the Agent in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE AGENT AND THE ISSUER WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     7.4 This Agreement may be terminated at any time, by the Issuer with respect to any Agent, upon one business day's prior notice to such Agent, or by any Agent with respect to such itself, upon one business day's prior notice to the Issuer. Any such termination, however, shall not affect (a) the obligations of the Issuer to such Agent under Sections 3.7, 5, 7.3, and, for a period of seven business days after such termination Section 4.3, hereof, (b) the validity of this Agreement as between the Issuer and the other Agents, or (c) the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

     7.5 This Agreement is not assignable by any party hereto without the written consent of the other parties; provided, however, that the any Agent may assign its rights and obligations under this Agreement to any affiliate.

     7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7.7 This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns hereunder and shall not be deemed to give any right, remedy, or claim to any other person whatsoever.

     7.8 The Issuer acknowledges that the Agents are acting severally, and not jointly, under this Agreement, and that no Agent shall have any responsibility whatsoever for any act or undertaking by any other Agent under or in connection with this Agreement.


[signatures are on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

ARROW ELECTRONICS, INC.,
As Issuer

By:
   ------------------------------
Name:
      ---------------------------
Title:
      ---------------------------

CHASE SECURITIES INC.,
As Agent

By:
   ------------------------------
Name:
      ---------------------------
Title:
      ---------------------------

BANK OF AMERICA SECURITIES LLC,
As Agent

By:
   ------------------------------
Name:
      ---------------------------
Title:
      ---------------------------

GOLDMAN, SACHS & CO.,
As Agent

By:
   ------------------------------
Name:
      ---------------------------
Title:
      ---------------------------

MORGAN STANLEY & CO. INCORPORATED,
As Agent

By:
   ------------------------------
Name:
      ---------------------------
Title:
      ---------------------------